UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2017

BAKER HUGHES, A GE COMPANY	BAKER HUGHES, A GE COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road
Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On December 4, 2017, Baker Hughes, a GE company, LLC, a Delaware limited liability company (the “Company,” “we” or “our”) distributed a confidential preliminary offering memorandum relating to a proposed offering of new senior notes to be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons pursuant to Regulation S under the Securities Act.  The new senior notes will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K (“Current Report”) does not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom, such offer, solicitation or sale is unlawful.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On July 3, 2017, we closed our previously announced business combination (the “Transactions”) to combine the oil and gas business (“GE O&G”) of General Electric Company (“GE”) and Baker Hughes Incorporated (“BHI”), creating a fullstream oilfield technology provider that has a unique mix of integrated oilfield products, services and digital solutions.  In connection with the Transactions, we entered into and are governed by an Amended & Restated Operating Agreement, dated as of July 3, 2017 (the “Agreement”).  Under the Agreement, EHHC Newco, LLC (“EHHC”), a wholly owned subsidiary of Baker Hughes, a GE company (“BHGE”), is our sole managing member and BHGE is the sole managing member of EHHC and the holding company of the combined businesses.  The Transactions were executed using a partnership structure, pursuant to which GE O&G and BHI each contributed their operating assets to the Company.  GE holds an approximate 62.5% controlling interest in us and former BHI shareholders hold an approximate 37.5% interest through the ownership of 100% of the Class A Common Stock of BHGE.  GE’s interest is held through a voting interest of Class B Common Stock in BHGE and its economic interest through a corresponding number of our Common Units.  The Transactions were treated as a “reverse acquisition” for accounting purposes and, as such, the historical financial statements of the accounting acquirer, GE O&G, are the historical financial statements of the Company.

Following the Transactions, we revised our segment structure and began to manage and report our operating results through four operating segments as defined below.

•
Oilfield Services:  Oilfield Services provides equipment and services ranging from well evaluation to decommissioning.  Products and services include diamond and tri-cone drill bits, drilling services (including directional drilling technology, measurement while drilling & logging while drilling), downhole completion tools and systems, wellbore intervention tools and services, wireline services, drilling and completions fluids, oilfield and industrial chemicals, pressure pumping, and artificial lift technologies (including electrical submersible pumps).

•
Oilfield Equipment:  Oilfield Equipment provides a broad portfolio of products and services required to facilitate the safe and reliable flow of hydrocarbons from the subsea wellhead to the surface.  Products and services include pressure control equipment and services, subsea production systems and services, drilling equipment, and flexible pipeline systems.  Oilfield Equipment operation designs and manufactures onshore and offshore drilling and production systems and equipment for floating production platforms and provides a full range of services related to onshore and offshore drilling activities.

•
Turbomachinery & Process Solutions:  Turbomachinery & Process Solutions provides equipment and related services for mechanical-drive, compression and power-generation applications across the oil and gas industry as well as products and services to serve the downstream segments of the industry including refining, petrochemical, distributed gas, flow and process control and other industrial applications.  The Turbomachinery & Process Solutions portfolio includes drivers (aeroderivative gas turbines, heavy-duty gas turbines and synchronous and induction electric motors), compressors (centrifugal and axial, direct drive high speed, integrated, subsea compressors, turbo expanders and reciprocating), turn-key solutions (industrial modules and waste heat recovery), pumps, valves, and compressed natural gas (CNG) and small-scale liquefied natural gas (LNG) solutions used primarily for shale oil and gas field development.

•
Digital Solutions:  Digital Solutions provides equipment and services for a wide range of industries, including oil & gas, power generation, aerospace, metals, and transportation.  The offerings include sensor-based measurement, nondestructive testing and inspection, turbine, generator and plant controls and condition monitoring, as well as pipeline integrity solutions.

In addition, following the Transactions, we changed the presentation of the statement of income (loss) and statement of cash flows in our financial statements as we believe that the new presentation is a more appropriate presentation of the combined businesses.

The exhibits included as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto revise the following information included in the BHI definitive proxy statement/prospectus (“Proxy Statement/Prospectus”) filed on May 30, 2017 with the Securities and Exchange Commission (“SEC”) to reflect the change in segment reporting and new presentation of the statement of income (loss) and statement of cash flows:

•	“Business— GE O&G Business,”
•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations of GE O&G”; and
•	“Audited Combined Financial Statements of GE Oil and Gas for the years ended December 31, 2016, 2015, and 2014.”

The presentation of the historical financial information and related disclosure in this Current Report is consistent with the segment reporting structure and new income statement and cash flow presentations set forth in the Company’s Quarterly Report on Form 10-Q filed for the quarterly period ended September 30, 2017.

The information included in Exhibits 99.1, 99.2 and 99.3 has been revised only to reflect the reporting and presentation changes described above and has not otherwise been updated or revised to reflect events or changes occurring after the date of the Proxy Statement/Prospectus.  This information should be read in conjunction with our other SEC filings.

The Company is also filing with this Current Report as Exhibit 99.4 unaudited pro forma condensed combined statements of income (loss) of Baker Hughes, a GE company, LLC for the nine-month period ended September 30, 2017 and for the year ended December 31, 2016.  Exhibit 99.4 hereto updates the unaudited pro forma condensed combined statements of income (loss) for Baker Hughes, a GE company, LLC previously filed by the Company with the SEC on September 19, 2017 as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A.  Exhibit 99.4 hereto includes updates to the total purchase consideration and the estimates of fair value of assets acquired and liabilities assumed.  In addition, the unaudited pro forma condensed combined statement of income (loss) of the Company for the year ended December 31, 2016 included in Exhibit 99.4 hereto has been updated to reflect the new income statement presentation and more recent available information.  Exhibit 99.4 does not update the previously filed unaudited pro forma financial statements of Baker Hughes, a GE company.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Revised Description of GE O&G Business
Exhibit 99.2	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations of GE O&G
Exhibit 99.3	Revised Audited Combined Financial Statements of GE Oil and Gas for the years ended December 31, 2016, 2015, and 2014
Exhibit 99.4	Unaudited pro forma condensed combined statements of income (loss) of for the nine-month period ended September 30, 2017 and for the fiscal year ended December 31, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: December 4, 2017	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: December 4, 2017	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Revised Description of GE O&G Business
Exhibit 99.2	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations of GE O&G
Exhibit 99.3	Revised Audited Combined Financial Statements of GE Oil and Gas for the years ended December 31, 2016, 2015, and 2014
Exhibit 99.4	Unaudited pro forma condensed combined statements of income (loss) for the nine-month period ended September 30, 2017 and for the fiscal year ended December 31, 2016.